UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 26, 2006

WHEELING ISLAND GAMING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-81778	16-1333214
(State or other jurisdiction of incorporation)	(Registration Number)	(IRS Employer Identification No.)

1 South Stone Street, Wheeling, West Virginia		26003
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (304) 232-5050

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(c) Appointment of Principal Officers

On April 26, 2006, the Board of Directors of the Wheeling Island Gaming, Inc. (the “Company”), by written unanimous consent, appointed Phillip Simons as Vice President – Finance of Company, which is a direct subsidiary of Delaware North Companies Gaming & Entertainment, Inc. and an indirect subsidiary of Delaware North Companies, Inc. Prior to joining the Company, Mr. Simons had been a consultant for Destination Hotels and Resorts since June 2005. During the five-year period preceding his consulting position with Destination Hotels and Resorts, Mr. Simons was the Director of Finance for various resorts and casinos including: Wyndham International - El Conquistador Resort and Casino, Carlson Companies - Radisson Aruba Resort and Casino and Destination Hotels and Resorts - Vail Cascade Resort and Spa.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibit 99.1  Press Release, dated May 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Wheeling Island Gaming, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELING ISLAND GAMING, INC.

By:	/s/ Michael D. Corbin
	Name:	Michael D. Corbin
	Title:	Interim Vice President of Finance

Date:  May 1, 2006

EXHIBIT INDEX

DOC. NO.	DOCUMENT DESCRIPTION

99.1	Press Release, dated May 1, 2006.